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                                                                 EXHIIBT 99.5

                                    PROXY
                          WHEELS SPORTS GROUP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Victor H. Shaffer and Randy E. Duncan, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Special Meeting of Stockholders of Wheels Sports Group, Inc. to be held on June 12, 1998 at 10:00 a.m., local time, at [LOCATION], and at any adjournment thereof, to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matter and in their discretion upon such other matters as may properly come before the meeting.

1. APPROVAL AND ADOPTION OF AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 4, 1997, BY AND AMONG RACING CHAMPIONS CORPORATION, WSG ACQUISITION, INC. AND WHEELS SPORTS GROUP, INC.

     [ ]        FOR             [ ]     AGAINST         [ ]     ABSTAIN


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                          (continued on reverse side)

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PROXY NO.                       NO. OF SHARES

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Joint Proxy Statement/Prospectus, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO APPROVE AND ADOPT THE MERGER AGREEMENT. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                                DATED:  ___________________, 1998

                                ____________________________________
                                (SIGNATURE OF STOCKHOLDER)

                                ____________________________________
                                (SIGNATURE IF JOINTLY HELD)

                                If signing as attorney, executor, administrator, trustee or guardian, please add you full title as such. If shares are held by two or more persons, all holders must sign the Proxy.



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